Exhibit 99.1

Joint Filer Information

This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Capital Group Holdings GP, LLC

Date of Event Requiring Statement: May 7, 2012

Issuer Name and Ticker or Trading Symbol: Spirit Airlines, Inc. [SAVE]

Signatures:

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE HOLDINGS, INC.

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Managing Director & Assistant Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM SPIRIT HOLDINGS III-A, LLC

By: Oaktree Capital Management, L.P.
Its: Manager

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM PRINCIPAL OPPORTUNITIES FUND II, L.P.

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

By: OCM Principal Opportunities Fund III GP, L.P.
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III GP, L.P.

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By: OCM Holdings I, LLC
Its: General Partner

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC
Its: Managing Member

By:	/s/ Emily Alexander
Name:	Emily Alexander
Title:	Managing Director & Assistant Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President